Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES APPOINTMENT

OF DAVID S. GRAFF TO BOARD OF DIRECTORS

January 17, 2025

OMAHA, Neb. (BUSINESS WIRE) Boston Omaha Corporation (NYSE: BOC) (“Boston Omaha” or the “Company”) today announced the appointment of  David S. Graff to the Boston Omaha Corporation Board of Directors, effective immediately.  Mr. Graff will serve as Chair of the Audit Committee and a member of the Compensation Committee.

"We are thrilled to welcome David Graff as a member of the Board of Directors of Boston Omaha," said Adam K. Peterson, chairman and chief executive officer of Boston Omaha. "David’s has tremendous experience from his founding and growing Hudl over the past 19 years.” Hudl provides online video analysis and coaching tools software for professional, college, high school, club, and youth teams and athletes, and Hudl software is used by more than 300,000 teams, serving more than 40 different sports and 180 countries, including the National Hockey League, National Football League, National Basketball Association, and English Premier League. Hudl has more than 3,500 employees in 18 countries. Mr. Graff has also served as a member of the board directors of Nelnet, Inc. (NYSE:NNI) since 2014, where he serves on both the Audit Committee and the Risk and Finance Committee. "Mr. Graff's experience at Nelnet and on the board of several private companies, and his business experience in growing his own company, including through acquisitions, will be invaluable to Boston Omaha as we grow our businesses."

“I have admired the work of Adam Peterson and the Boston Omaha team and the impressive company they have built,” said Mr. Graff. “I believe strongly in Boston Omaha and the company’s focus on seeking long-term value creation. I am excited about the future of the businesses and the opportunities ahead. I am both honored and thrilled to join the Boston Omaha Board of Directors.”

Mr. Graff is also a member of the board of directors of both Assurity, a mutual insurance company and Teammates, a non-profit organization which serves students in grades 3-12 to reach their full potential through mentoring both while in school and after graduation. Previously, Mr. Graff served as a member of the Board of Directors from 2021 through 2023 of Sportsmap Tech Acquisition Corp., a publicly traded special purpose acquisition company, which completed a business combination with MultiSensor AI Holdings, Inc (f/k/a Infrared Cameras Holdings Inc.) (NASDAQ:MSAI) in December 2023.

Mr. Graff received a bachelor of science degree in accounting and computer science from the University of Nebraska-Lincoln and also received his MBA from the University of Nebraska-Lincoln.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with four majority owned businesses engaged in outdoor advertising, broadband telecommunications services, surety insurance and asset management.

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of this press release on Form 8-K, including, our expectations regarding future growth and general business and market conditions, all of which may affect the Company’s long-term performance; and any statements or assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “expects,” “believes,” “plans,” “anticipates,” “estimates,” or the negative thereof or other comparable terminology. Although the Company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, such expectations or any of the forward-looking statements may prove to be incorrect and actual results could differ materially from those projected or assumed in the forward-looking statements. Important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, except as required by law, even if subsequent events cause its views to change.

Boston Omaha Corporation
Josh Weisenburger, 402-210-2633
contact@bostonomaha.com